SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 13, 2004

Date of Report

(Earliest Reported Event)

HI-TECH PHARMACAL CO., INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-20424

Delaware	11-2638720
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

369 Bayview Avenue Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

(631) 789-8228

Registrant’s telephone number, including area code

(Former names or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 13, 2004, Hi-Tech Pharmacal Co., Inc. issued a press release, dated July 13, 2004, announcing its financial results for the quarter and fiscal year ended April 30, 2004. The text of that press release is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2004	HI-TECH PHARMACAL CO., INC.

	By:	/s/ David S. Seltzer
David S. Seltzer
President and Chief Executive Officer

EXHIBIT INDEX

NUMBER	DESCRIPTION
99	Press Release issued by Hi-Tech Pharmacal Co., Inc. on July 13, 2004.